UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2009

Pennichuck Corporation
 (Exact name of registrant as specified in its charter)

New Hampshire	0-18552	02-0177370
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Manchester Street, Merrimack, New Hampshire	03054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 882-5191

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As previously reported, on July 25, 2008, the New Hampshire Public Utilities Commission (“NHPUC”) issued Order No. 24,878 (the “NHPUC Order”).  The NHPUC Order relates to the taking by eminent domain of the operating assets of Pennichuck Water Works, Inc. (“PWW”), one of the regulated utility subsidiaries of Pennichuck Corporation (the “Company”), by the City of Nashua, New Hampshire (the “City”).  Both the Company and the City had 30 days after July 25th to file a motion for rehearing and/or reconsideration of the NHPUC Order (each, a “Rehearing Motion”).  Thereafter, both the Company and the City had 5 days to file an objection to one another’s Rehearing Motions (each, an “Objection”).

On August 22, 2008, the Company filed its Rehearing Motion with the NHPUC. In its Rehearing Motion, the Company identified what it believed to be errors in the NHPUC Order which require a rehearing.  On August 25, 2008, the City filed its Rehearing Motion regarding the NHPUC Order.

The City and the Company filed their Objections on August 27, 2008 and on August 29, 2008, respectively.  In addition, on August 29, 2008, the Company filed a separate Motion to Strike the City’s Rehearing Motion (“Strike Motion”) based on its contention that the City filed its Rehearing Motion after the statutory deadline.

The Company also incorporates herein by reference the Company’s previous disclosure regarding eminent domain-related matters appearing in its Annual Report on Form 10-K for the year ended December 31, 2008, including without limitation the disclosure appearing under the captions “Business—Ongoing Eminent Domain Proceeding,” “Risk Factors,” “Legal Proceedings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

On Friday, March 13, the NHPUC issued its order in response to the motions for rehearing or reconsideration that had been filed by the Company and by the City. In the March 13 ruling, the NHPUC denied the motions of both parties in their entirety on the basis that neither party had presented any new arguments or evidence that the NHPUC had not previously considered. Under New Hampshire law, the parties have thirty days to file appeals to the New Hampshire Supreme Court after denial of a motion for reconsideration.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release – “New Hampshire Public Utilities Commission Reaffirms Eminent Domain Order”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNICHUCK CORPORATION
(Registrant)

Date: March 19, 2009	By:	/s/ Roland E. Olivier

Roland E. Olivier
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release – “New Hampshire Public Utilities Commission Reaffirms Eminent Domain Order”